Exhibit 10.1

FIRST AMENDMENT TO
CREDIT AGREEMENT AND joinder

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER (this “Amendment”), dated as of February 1, 2019, is entered into by and among BRPI Acquisition Co LLC, a Delaware limited liability company, United Online, Inc., a Delaware corporation, YMax Corporation, a Delaware corporation (collectively, the “Borrowers”), the Affiliates of the Borrowers identified on the signature pages hereto (collectively, the “Secured Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Banc of California, N.A., as Administrative Agent, with reference to the following facts:

RECITALS

A.            The Borrowers, the Secured Guarantors, the financial institutions identified therein as Lenders (collectively, the “Closing Date Lenders”), and Banc of California as Administrative Agent are parties to a Credit Agreement dated as of December 19, 2018 (the “Credit Agreement”), pursuant to which the Closing Date Lenders made Term Loans to the Borrowers in the aggregate original principal amount of $80,000,000.

B.             The Borrowers wish to obtain Optional Loans in the aggregate original principal amount of $10,000,000 pursuant to Section 2.16 of the Credit Agreement, and City National Bank (the “New Lender”) is willing to become a Lender and to provide all of the requested Optional Loans to the Borrowers.

NOW, THEREFORE, the parties hereby agree as follows:

1.              Defined Terms. All initially capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned to such terms in the Credit Agreement.

2.              Optional Loans; Amendment to Schedule 1.01(b); Exhaustion of Optional Loans. Upon the New Lender’s funding of the Optional Loans on the effective date of the Amendment, the aggregate outstanding principal amount of the Term Loans will be increased from $80,000,000 to $90,000,000. Schedule 1.01(b) to the Credit Agreement is hereby amended and restated in its entirety to read in full as set forth on Schedule 1.01(b) hereto to reflect such increase in the aggregate outstanding principal amount of the Term Loans. Following the New Lender’s funding of the Optional Loans, the Borrowers will have no further right to request Optional Loans under Section 2.16 of the Credit Agreement.

3.              Commitment of New Lender. Pursuant to the joinder provisions of Section 4 below, as of the effective date of this Amendment, the New Lender shall be a Lender with a Commitment of $10,000,000. The New Lender’s pro rata share of the aggregate outstanding Term Loans is set forth on Schedule 1.01(b) attached hereto. On the effective date of this Amendment, the New Lender shall fund its entire Commitment by wire transferring $10,000,000 to the Administrative Agent, the proceeds of which the Administrative Agent shall disburse in accordance with the Disbursement Instructions Letter dated as of the date hereof from the Borrowers to the Administrative Agent (the “Disbursement Instructions”).

4.            Joinder of New Lender as a Lender. By its execution of this Amendment, effective as of the effective date of this Amendment, the New Lender shall be a Lender for all purposes under the Credit Agreement and the other Loan Documents and shall be joined, and shall have bound itself to, the Credit Agreement and to all other Loan Documents to which Lenders are bound generally as of the effective date hereof. The New Lender hereby assumes all of the obligations of a Lender under the Credit Agreement and the other Loan Documents and shall be entitled to all of the rights and benefits of a Lender under the Loan Documents. In furtherance of this joinder agreement, the New Lender hereby agrees to furnish the Administrative Agent a completed Administrative Questionnaire, an Internal Revenue Service Form W-9, and any other agreements, documents or instruments that Lenders are required or reasonably requested by the Administrative Agent or the Borrowers to deliver to the Administrative Agent or to the Borrowers pursuant to the Credit Agreement.

5.           Amendment to Amortization Schedule. Section 2.16(f) of the Credit Agreement is hereby amended and restated to read in full as follows:

“(f) Amortization. The principal balance of any Optional Loans made pursuant to this Section 2.16 shall be payable in quarterly installments. Such quarterly principal installments shall: commence on the last day of the fiscal quarter of the Borrowers immediately following the fiscal quarter of the Borrowers in which the Optional Loans are funded; continue on the last day of each fiscal quarter of the Borrowers ending thereafter; and conclude on September 30, 2023. An amount equal to $8,888,850.00 shall be amortized between the first quarterly principal payment date and the December 31, 2022 payment date. The remaining balance shall be paid in the following three quarters and on the Term Loan Maturity Date. As an example of the amortization of the Optional Loans, if the Optional Loans are funded in the first quarter of 2019, quarterly payments would be as follows:

Payment Date	Payment Amount
June 30, 2019	$592,590
September 30, 2019	$592,590
December 31, 2019	$592,590
March 31, 2020	$592,590
June 30, 2020	$592,590
September 30, 2020	$592,590
December 31, 2020	$592,590
March 31, 2021	$592,590
June 30, 2021	$592,590
September 30, 2021	$592,590
December 31, 2021	$592,590
March 31, 2022	$592,590
June 30, 2022	$592,590
September 30, 2022	$592,590
December 31, 2022	$592,590

Payment Date	Payment Amount
March 31, 2023	$277,780
June 30, 2023	$277,780
September 30, 2023	$277,780

The remaining principal amount of Optional Loans and all interest accrued thereon shall be due on the Term Loan Maturity Date.”

6.            Commitment Fee for New Lender. On the effective date of this Amendment, the New Lender shall receive a one-time, non-refundable and fully earned commitment fee of $50,000.

7.            Conditions Precedent. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions:

(i)              This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Secured Guarantors, the New Lender, and each of the other Lenders;

(ii)             New Lender Note. The Borrowers shall have executed and delivered to the Administrative Agent for delivery to the New Lender a Term Note in the original principal amount of $10,000,000 in favor of the New Lender;

(iii)            Disbursement Instructions. The Administrative Agent shall have received the Disbursement Instructions, duly executed by the Borrowers;

(iv)            No Event of Default. No Event of Default shall have occurred and be continuing as of the Optional Loans Effective Date; and

(v)             Officer Certificates. The Administrative Agent shall have received the certificates of each Loan Party required by Section 2.16(e) of the Credit Agreement.

8.           Reaffirmation and Ratification. The Borrower hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement and acknowledges that all of the terms and conditions of the Credit Agreement, as amended hereby, remain in full force and effect.

9.          Integration. This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.

10.         Counterparts; Electronic Signatures. This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

11.           Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of California.

[Rest of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

BORROWERS:

BRPI ACQUISITION CO LLC,
a Delaware limited liability company

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

UNITED ONLINE, INC.,
a Delaware corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

YMAX CORPORATION,
a Delaware corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

First Amendment to Credit Agreement and Joinder

SECURED GUARANTORS:

NETZERO, INC.,
a Delaware corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

JUNO ONLINE SERVICES, INC.,
a Delaware corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

JUNO INTERNET SERVICES, INC.,
a Delaware corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

CLASSMATES MEDIA CORPORATION,
a Delaware corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

NETZERO MODECOM, INC.,
a Delaware corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

First Amendment to Credit Agreement and Joinder

NETZERO WIRELESS, INC.,
a Delaware corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

UNITED ONLINE ADVERTISING NETWORK, INC.,
a Delaware corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

UNITED ONLINE WEB SERVICES,
a Delaware corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

MAGICJACK HOLDINGS CORPORATION,
a Delaware corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

BROADSMART HOLDING CO INC.,
a Delaware corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

First Amendment to Credit Agreement and Joinder

BROADSMART GLOBAL, INC.,
a Florida corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

MAGICJACK LP,
a Delaware limited partnership

By:	MAGICJACK HOLDINGS CORPORATION, its General Partner

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

YMAX COMMUNICATIONS CORP. OF VIRGINIA,
a Virginia corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

MAGICJACK SMB, INC.,
a Florida corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

TIGER JET NETWORK, INC.,
a California corporation

By:	/s/ Thomas Fuller
Name:	Thomas Fuller
Title:	Chief Financial Officer

First Amendment to Credit Agreement and Joinder

ADMINISTRATIVE AGENT:

BANC OF CALIFORNIA, N.A.,
as Administrative Agent

By:	/s/ Doug Rosenthal
Name:	Doug Rosenthal
Title:	Senior Vice President

First Amendment to Credit Agreement and Joinder

LENDERS:

BANC OF CALIFORNIA, N.A.,

By:	/s/ Doug Rosenthal
Name:	Doug Rosenthal
Title:	Senior Vice President

UMPQUA BANK,

By:	/s/ Catherine Nguyen
Name:	Catherine Nguyen
Title:	SVP, Relationship Manager

BANKUNITED, N.A.,

By:	/s/ Arthur Rhatigan
Name:	Arthur Rhatigan
Title:	S.V.P

BANK HAPOALIM B.M.,

By:	/s/ Lenroy Hackett
Name:	Lenroy Hackett
Title:	Senior Vice President

By:	/s/ Marline Alexander
Name:	Marline Alexander
Title:	First Vice President

CITY NATIONAL BANK,

By:	/s/ Sibyl Kavak
Name:	Sibyl Kavak
Title:	VP

First Amendment to Credit Agreement and Joinder

SCHEDULE 1.01(b)

Commitments and Applicable Percentages

Lender	Term Commitment	Applicable Percentage
Banc of California, N.A.	$30,000,000	33.333333%
Umpqua Bank	$20,000,000	22.222222%
BankUnited, N.A.	$15,000,000	16.666667%
Bank Hapoalim B.M.	$15,000,000	16.666667%
City National Bank	$10,000,000	11.111111%
Total:	$90,000,000.00	100%

Schedule 1.01(b)